SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 17, 2001

AZTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5440	86-0636534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)	85016-3452 (Zip Code)

(602) 381-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.	Other Events

        On July 10, 2001, Aztar Corporation issued a press release announcing its financial results for its second fiscal quarter ended June 28, 2001. The press release, including unaudited financial information released as a part of the press release, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated July 10, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTAR CORPORATION

ROBERT M. HADDOCK
Robert M. Haddock Executive Vice President and Chief Financial Officer

Dated: July 17, 2001

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated July 10, 2001.